MERCURY GLOBAL SMALLCAP PORTFOLIO
                     OF FAM SERIES FUND, INC.

               Supplement dated April 8, 2005 to the
               Prospectus dated December 30, 2004


The following changes will be made to the Prospectus of Mercury Global SmallCap Portfolio (the "Fund").

The section captioned "About the Portfolio Manager" appearing on page 7 of the Fund's Prospectus is amended as follows:

The description of the Fund's portfolio manager is deleted and the following description is inserted below the heading:

The Fund is managed by a team of investment professionals who participate in the team's research process and stock selection and who are jointly and primarily responsible for the day-to-day management of the Fund. The investment professionals who comprise the team are Kenneth L. Chiang, CFA, John Coyle, CFA and Murali Balaraman, CFA. Mr. Chiang has been Vice President and a portfolio manager of the Fund since 1998. Mr. Chiang has been Managing Director of Merrill Lynch Investment Managers ("MLIM") since 2000 and was First Vice President from 1998 to 2000. Prior to joining MLIM, Mr. Chiang was managing partner of Samuel Asset Management from 1997 to 1998. John Coyle and Murali Balaraman have been co-portfolio managers of the Fund since 2005. Mr. Coyle is a Vice President of MLIM and served as an analyst on the Fund's management team from 2004 to 2005 as well as from 1998 to 2001. From 2001 until he rejoined MLIM in 2004, Mr. Coyle was a Managing Director and portfolio manager with Bear Stearns Asset Management. Mr. Balaraman is a Vice President of MLIM and served as an analyst on the Fund's management team from 1998 to 2005. Mr. Balaraman was a portfolio manager at Atlas Capital Management from 1997 to 1998 and was at the same time the Director of Investments for Samuel Asset Management from 1997 to 1998.

Effective until and including July 1, 2005, John Coyle, CFA and Murali Balaraman, CFA, two of the three members of the portfolio management team of Mercury Global SmallCap Portfolio will be primarily responsible for the day-to-day management of the Fund's portfolio.